Exhibit 3.1

CORPORATE ACCESS NUMBER: 2024817641 Government of Alberta I BUSINESS CORPORATIONS ACT CERTIFICATE OF INCORPORATION PRETAM HOLDINGS INC. WAS INCORPORATED IN ALBERTA ON 2022/12/29. k * °» <,\s1nA;,~ $ A r » ﬁﬁfir iillﬂl -\Z(II( K111 L.‘ §\° Pan M Articles Of Incorporation Business Corporations Act Section 6 1. Name of Corporation PRETAM HOLDINGS INC. Z. The classes of shares, and any maximum number of shares that the corporation is authorized to Issue: See the attached Schedule of Share Capital. 3. Restrictions on share transfers (if ony): See the attached Schedule of Share Transfer Restrictions. 4. Number, or minimum and maximum number, oi directors that the corporation may have: Minimum 1; Maximum 10 5. if the corporation is restricted FROM carrying on a certain business, or restricted TO carrying on a certain business, specify the restriction(s): y None. 6. Other rules or provisions (if any): See the attached Schedule of Other Rules or Provisions. 7- DBKEI 2022 - 12 - 28 Year] Month / Day incorpurator Name oi Person Authorizing (please print) Address: (including portal cud!) Signa re 1250 639 - 5th Avenue SAWI S tt M. R ' °° was Calgary, AB TZP on/19 rm; in/almotion is mtg collected/or the purpose! a/corporate registry record; in uzroldunre with the B|lSiIlL'SS Corporations lirt- Question; about the cullerrion 0/ma In/olmution run at» directed to the frutdom 11/ Information am Protection of Privacy Coordinator, Bax mo, Edmonton, Albt-/In 151 414, mm; 4174013. MG I047 lkv. 2001/D5] F/LED EL ‘ E __ Q ,~, B Y T/NGLE MERR2 012 ETT (00680345 V1) SCHEDULE OF SHARE CAPITAL The Corporation is hereby authorized to issue an unlimited number of Class A Common Shares, an unlimited number of Class B Common Shares, and an unlimited number of Preferred Shares, having attached thereto the following rights, privileges, restrictions and conditions: 1. CLASS A COMMDN SHARES (a) Voting The holders of Class A Common Shares shall be entitled to receive notice of, attend at and vote at all meetings of Shareholders on the basis of one (1) vote for each Class A Common Share held. (b) Dividends Subject to the rights of the holders of any class of shares ranking senior to the Class A Common Shares, the holders of the Class A Common Shares shall be entitled to receive and participate rateably in any dividends declared by the Board of Directors of the Corporation except in respect of such dividends as may be declared in favour of the holders of Class B Common Shares, Preferred Shares, or any other class of shares issued by the Corporation to the exclusion of the holders of Class A Common Shares. Holders of Class A Common Shares shall be entitled to receive dividends on the Class A Common Shares exclusive of any other shares of the Corporation. No dividend shall be declared or paid on Class A Common Shares in respect of entitlement to share in the remaining property of the Corporation in the event of the liquidation, dissolution or winding up of the Corporation or other distribution of assets or property for the purpose of winding up the affairs of the Corporation, if such declaration or payment would cause the realizable value of the assets of the Corporation to be less than the aggregate of: (i) its liabilities; (ii) the stated capital of all issued and outstanding shares of the Corporation; and (m) the amount the Corporation would be required to pay on a complete redemption or purchase of any issued and outstanding redeemable preferred shares in the capital ofthe Corporation. (c) Liquidation, Dissolution or Winding-up Subject to the rights of the holders of any class of shares ranking senior to the Class A Common Shares, in the event of the liquidation, dissolution or (DQ680345 V1) winding-up of the Corporation, whether voluntary or involuntary, or any other distribution of the assets of the Corporation among its shareholders for the purpose of winding up its affairs, the holders of Class A Common Shares and Class B Common Shares shall be entitled to share rateably in the distribution of the remaining assets of the Corporation. CLASS B COMMON SHARES (a) Voting Subject to the provisions of the Business Corporations Act (Alberta), the holders of Class B Common Shares shall not be entitled to receive notice of, attend at or vote at any meetings of Shareholders. (b) Dividends Subject to the rights of the holders of any class of shares ranking senior to the Class B Common Shares, the holders of the Class B Common Shares shall be entitled to receive and participate rateably in any dividends declared by the Board of Directors of the Corporation except in respect of such dividends as may be declared in favour of the holders of Class A Common Shares, Preferred Shares, or any other class of shares issued by the Corporation to the exclusion of the holders of Class B Common Shares. Holders of Class B Common Shares shall be entitled to receive dividends on the Class B Common Shares exclusive of any other shares of the Corporation. No dividend shall be declared or paid on Class B Common Shares in respect of entitlement to share in the remaining property of the Corporation in the event of the liquidation, dissolution or winding up of the Corporation or other distribution of assets or property for the purpose of winding up the affairs of the Corporation, if such declaration or payment would cause the realizable value of the assets of the Corporation to be less than the aggregate of: (i) its liabilities; (ii) the stated capital of all issued and outstanding shares of the Corporation; and (m) the amount the Corporation would be required to pay on a complete redemption or purchase of any issued and outstanding redeemable preferred shares in the capital of the Corporation. (c) Liquidation, Dissolution or Winding-up Subject to the rights of the holders of any class of shares ranking senior to the Class B Common Shares, in the event of the liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or any other (006803 45 V1) distribution of the assets of the Corporation among its shareholders for the purpose of winding up its affairs, the holders of Class A Common Shares and Class B Common Shares shall be entitled to share rateably in the distribution of the remaining assets of the Corporation. 3. PREFERRED SHARES (a) The Preferred Shares shall be issuable in one or more series at any time and from time to time. (b) The Directors of the Corporation, by resolution made prior to the issuance of Preferred Shares of a particular series, shall fh the number of Preferred Shares in the particular series and shall determine the designation, rights, privileges, restrictions and conditions attaching to the Preferred Shares ofthe particular series. (c) The Directors of the Corporation may change the rights, privileges, restrictions and conditions attached to unissued shares of any series. (00680345 V1) SCHEDULE OF SHARE TRANSFER RESTRICTIONS N0 transfer, assignment or conveyance of any securities of the Corporation shall be made or registered in the securities register of the Corporation without the approval of a majority of the directors of the Corporation. (O06B0345 V1) SCHEDULE OF OTHER RULES OR PROVISIONS The Directors of the Corporation may, between annual general meetings, appoint one or more additional Directors of the Corporation to serve until the next annual general meeting, but the number of additional Directors shall not at anytime exceed one-third of the number of Directors who held office at the expiration ofthe last annual general meeting of the Corporation. The Corporation shall have a lien on the shares registered in the name of a Shareholder or his legal representative for a debt of that Shareholder to the Corporation. The holder of a fractional share of the Corporation shall be entitled to exercise any voting rights and to receive any dividend in respect of the fractional share. (O0680345 v1) Notice Of Address Notice Of Change Of Address Business Corporations Act Section Z0 1. Name of Corporation 2. Corporate Access Number PRETAM HOLDINGS INC. <>7u@7‘/£/7’@// 3. Address of Registered Office (P.O. Box number can only be used by a Society) $i!€!I 1250, 639 ~ 5th Avenue S.W. cny/ ram Calgary Province A B Penal Code TZP OM9 Legal mu Dlzscrlpllnn Sﬂrlion O R Mzrlilirln Township Range Mr-ndiun 4. Records Office (P.0. Box number cannot be used) Silent 1250, 639 - 5th Avenue S.W. Ciry/ Town Calgary Pmvinze A B mm» cm T2 P O M 9 legal Land nmrlpriml st-rm»- O R ML-rlrlinn Township Rang! Meridian 5. Address for Service by Mall (Ifdifferentfrom Item 3) Posr U//ire Box Only Clly / Town Pravinzi Pasta! Cad: 6. Agent for Sen/Ice Name Address Tingle Merrett LLP Scott M. Reeves 1250, 639 - 5"‘ Avenue S.W. Calgary, AB TZP OM9 sreeves@tinglemerrett.com 7. Registered office Email Address corpservices@ting|emerrett.com Date 2022 - 12 - 28 Sig, re Solicitor This /njolmaﬂon ls bl.-Iny mI‘¢':md/or the pumam 0/ tﬁlﬂblllle registry retard: In arzomnﬁu with me HHS!/leu Corpnmlinm Ar! Queslians about me wllmian n/ this inlumlnlinn run hr dirrzled m me freedom of In/rzrmollon and Plﬂicrllan 11/ PIIVIICY raavdimunr/m A/hula Registries, Box 1140, Edmanwn, Album 15/ ZGZ (780) 417» 7013. ass 3ﬂ11(Z005/OB] (O0680347 v1) FILED ELECTROMCALLY DEC 29 2022 BY rmcus MERRETT LLP 1. Name of Corporation Notice Of Directors Or Notice Of Change Of Directors Business Corporations Act Sections 106. 113 and 269 2. Alberta Corporate Access Number PRETAM HOLDINGS INC ' i J0 <;></L9/Ye ¢// 3. The following persons were appointed Directorlsl on year I monlh Iday ' (LasI, First, Second) _ Name M Dimmer ‘ Malling Address (Including poslal coda) 4. The following persons ceased to hold office as Directorls) on year I monlh I day (Lasl, Firsl, Second) Name °’ Dmcmr I Malling Address (including postal code) 5. As of this date, the Director(s) of the corporation are: Name of Dlreolor (Lash Firsl, Saconrﬂ Malling Address (including postal coda) Miquelarena, Luis Arrechea Ruta 43, Cruce D421 Tamblllos, Coquimbo, Chile Rut 76954728-2 Sachez, Jose Cantero Rule 43, Cruce D421 Tambillos, Coquimbo, Chile Rut 76954728-2 Aguilar, Eva Cortes Ruta 43, Cruce D421 Tambillos, Coquimbo, Chile Rut 76954728-2 Munoz, Enrique Galleguillos Rula 43, Cruce D421 Tambillos. Coquimbo, Chile Rul 76954728-2 Soler, Jaime Miquele Ruta 43, Cruce D421 Tambillos, Coquimbo, Chile Rut 76954728-2 Palacios, Pamela Sepulveda Ruta 43, Cruce D421 Tarnbillos, Coquimbo, Chile Rut 76954728-2 Westerflier, Jose Miguel Barros Van Hovell lot Ruta 43, Cruce D421 Tambillos, Coquimbo, Chile Rut 76954728-2 Date 2022 - 12 - 28 Si ure Title Solicitor This in/Dﬂrlalivll IS being co/lsclmi Io! lhﬁ [7l1!pO58S DI carporule lagislly rec0IdS in nﬁtordrlntd Willi "I8 Business Curporalions AL‘! Questions about Illa ouliscliun Dllhis Inlormalibll DBO bi directed In "I9 Freedom 0! Inlﬂlmﬂlivn Md Pmleclion 0/ Privacy Coordinator I07 Alberta R9gisIr|'0s, Bax 3140, Edmnnlun, Albelia T5J 267, (730) 427- 7013. REG crow (zoos/us) (00680346 v1) FILED siscrnouic/my DEC 29 2022 BY TINGLE MERRETT Ll_P Incorporate Alberta Corporation - Regist Alberta Registration Date: 2022/12/29 Corporate Access Number: 2024817641 Business Number: Service Request Number: Alberta Corporation Type: Legal Entity Name: Business Number: French Equivalent Name: Nuans Number: Nuans Date: French Nuans Number: French Nuans Date: REGISTERED ADDRESS Street: Legal Description: City: Province: Postal Code: RECORDS ADDRESS Street: Legal Description: City: Province: Postal Code: ADDRESS FOR SERVICE BY MAIL Post Ofﬁce Box: City: Province: Postal Code: Email Address: Share Structure: Share Transfers Restrictions: Number of Directors: Min Number Of Directors: Max Number Of Directors: Business Restricted To: 3 8874371 Named Alberta Coiporation ration Statement PRETAM HOLDINGS INC. 121778455 2022/12/28 1250-639 5 AVE SW CALGARY ALBERTA T2POM9 1250-639 5 AVE SW CALGARY ALBERTA T2POM9 CORPSERVICES@TINGLEMERRETT.COM SEE THE ATTACHED SCHEDULE OF SHARE CAPITAL SEE THE ATTACHED SCHEDULE OF SHARE TRANSFER RESTRICTIONS. I 10 NONE. Business Restricted From: NONE. Om P . . _ SEE THE ATTACHED SCHEDULE OF OTHER RULES OR er l‘0VlSl0l‘lS. PROVISIONS. Professional Endorsement Provided: Future Dating Required: Registration Date: 2022/ 12/29 Agent for Service Agent for Service Type: Primary Last Name: First Name: Middle Name: Firm Name: Street: City: Province: Postal Code: Email Address: REEVES SCOTT M. TINGLE MERRETT LLP 1250-639 5 AVE SW CALGARY ALBERTA TZPOM9 SREEVES@TINGLEMERRETT.COM Director Last Name: First Name: Middle Name: Street/Box Number: City: Province: Postal Code: Country: Last Name: First Name: Middle Name: Street/Box Number: City: Province: Postal Code: Country: Last Name: First Name: MIQUELARENA LUIS ARRECHEA RUTA 43, CRUCE D 421 TAMBILLOS COQUIMBO 76954728-2 CHILE SACHEZ JOSE CANTERO RUTA 43, CRUCE D 421 TAMBILLOS COQUIMBO 76954728-2 CHILE AGUILAR EVA Middle Name: Street/Box Number: City: Province: Postal Code: Country: Last Name: First Name: Middle Name: Street/Box Number: City: Province: Postal Code: Country: Last Name: First Name: Middle Name: Street/Box Number: City: Province: Postal Code: Country: Last Name: First Name: Middle Name: Street/Box Number: City: Province: Postal Code: Country: Last Name: First Name: Middle Name: Street/Box Number: City: Province: Postal Code: Country: CORTES RUTA 43, CRUCE D 421 TAMBILLOS COQUIMBO 76954728-2 CHILE MUNOZ ENRIQUE GALLEGUILLOS RUTA 43, CRUCE D 421 TAMBILLOS COQUIMBO 76954728-2 CHILE SOLER JAIME MIQUELE RUTA 43, CRUCE D 421 TAMBILLOS COQUIMBO 76954728-2 CHILE PALACIOS PAMELA SEPULVEDA RUTA 43, CRUCE D 421 TAMBILLOS COQUIMBO 76954728-2 CHILE WESTERFLIER JOSE MIGUEL BARROS VAN HOVELL TOT RUTA 43, CRUCE D 421 TAMBILLOS COQUIMBO 76954728-2 CHILE Attachment | Attachment Type "Microfilm Bar C0de"Date Recordedi [Share Structure "ELECTRONIC H2022/12/29 | [Other Rules or Provisions “ELECTRONIC H2022/12/29 \ [Restrictions on Share TransfersHELECTRONIC H2022/12/29 \ Registration Authorized By: SCOTT M. REEVES SOLICITOR The Registrar of Corporations certiﬁes that the information contained in this statement is an accurate reproduction of the data contained in the speciﬁed service request in the ofﬁcial public records of Corporate Registry. Share Structure: Share Transfers Restrictions: Number of Directors: Min Number of Directors: Max Number of Directors: Business Restricted To: Business Restricted From: Other Provisions: Articles of Incorporation For PRETAM HOLDINGS INC. SEE THE ATTACHED SCHEDULE OF SHARE CAPITAL. SEE THE ATTACHED SCHEDULE OF SHARE TRANSFER RESTRICTIONS. 1 10 NONE. NONE. SEE THE ATTACHED SCHEDULE OF OTHER RULES OR PROVISIONS Registration Authorized By: SCOTT M. REEVES SOLICITOR SCHEDULE OF SHARE CAPITAL The Corporation is hereby authorized to issue an unlimited number of Class A Common Shares, an unlimited number of Class B Common Shares, and an unlimited number of Preferred Shares, having attached thereto the following rights, privileges, restrictions and conditions: 1. CLASS A COMMON SHARES (a) Voting The holders of Class A Common Shares shall be entitled to receive notice of, attend at and vote at all meetings of Shareholders on the basis of one (1) vote for each Class A Common Share held. (b) Dividends Subject to the rights of the holders of any class of shares ranking senior to the Class A Common Shares, the holders of the Class A Common Shares shall be entitled to receive and participate rateably in any dividends declared by the Board of Directors of the Corporation except in respect of such dividends as may be declared in favour of the holders of Class B Common Shares, Preferred Shares, or any other class of shares issued by the Corporation to the exclusion of the holders of Class A Common Shares. Holders of Class A Common Shares shall be entitled to receive dividends on the Class A Common Shares exclusive of any other shares of the Corporation. No dividend shall be declared or paid on Class A Common Shares in respect of entitlement to share in the remaining property of the Corporation in the event of the liquidation, dissolution or winding up of the Corporation or other distribution of assets or property for the purpose of winding up the affairs of the Corporation, if such declaration or payment would cause the realizable value of the assets of the Corporation to be less than the aggregate of: (i) its liabilities; (ii) the stated capital of all issued and outstanding shares of the Corporation; and (m) the amount the Corporation would be required to pay on a complete redemption or purchase of any issued and outstanding redeemable preferred shares in the capital of the Corporation. (c) Liquidation, Dissolution or winding-up Subject to the rights of the holders of any class of shares ranking senior to the Class A Common Shares, in the event of the liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or any other distribution of the assets of the Corporation among its shareholders for the purpose of winding up its affairs, the holders of Class A Common Shares and Class B Common Shares shall be entitled to share rateably in the distribution of the remaining assets of the Corporation. 2. CLASS B COMMON SHARES (a) Voting Subject to the provisions of the Business Corporations Act (Alberta), the holders of Class B Common Shares shall not be entitled to receive notice of, attend at or vote at any meetings of Shareholders. (b) Dividends Subject to the rights of the holders of any class of shares ranking senior to the Class B Common Shares, the holders of the Class B Common Shares shall be entitled to receive and participate rateably in any dividends declared by the Board of Directors of the Corporation except in respect of such dividends as may be declared in favour of the holders of Class A Common Shares, Preferred Shares, or any other class of shares issued by the Corporation to the exclusion of the holders of Class B Common Shares. Holders of Class B Common Shares shall be entitled to receive dividends on the Class B Common Shares exclusive of any other shares of the Corporation. No dividend shall be declared or paid on Class B Common Shares in respect of entitlement to share in the remaining property of the Corporation in the event of the liquidation, dissolution or winding up of the Corporation or other distribution of assets or property for the purpose of winding up the affairs of the Corporation, if such declaration or payment would cause the realizable value of the assets of the Corporation to be less than the aggregate of: (i) its liabilities; (ii) the stated capital of all issued and outstanding shares of the Corporation; and (m) the amount the Corporation would be required to pay on a complete redemption or purchase of any issued and outstanding redeemable preferred shares in the capital of the Corporation. (c) Liquidation, Dissolution or winding-up Subject to the rights of the holders of any class of shares ranking senior to the Class B Common Shares, in the event of the liquidation, dissolution or winding—up of the Corporation, whether voluntary or involuntary, or any other distribution of the assets of the Corporation among its shareholders for the purpose of winding up its affairs, the holders of Class A Common Shares and Class B Common Shares shall be entitled to share rateably in the distribution of the remaining assets of the Corporation. 3. PREFERRED SHARES (a) The Preferred Shares shall be issuable in one or more series at any time and from time to time. (b) The Directors of the Corporation, by resolution made prior to the issuance of Preferred Shares of a particular series, shall fix the number of Preferred Shares in the particular series and shall determine the designation, rights, privileges, restrictions and conditions attaching to the Preferred Shares of the particular series. (c) The Directors of the Corporation may change the rights, privileges, restrictions and conditions attached to unissued shares of any series. SCHEDULE OF SHARE TRANSFER RESTRICTIONS No transfer, assignment or conveyance of any securities of the Corporation shall be made or registered in the securities register of the Corporation without the approval of a majority of the directors of the Corporation. SCHEDULE OF OTHER RULES OR PROVISIONS (a) The Directors of the Corporation may, between annual general meetings, appoint one or more additional Directors of the Corporation to serve until the next annual general meeting, but the number of additional Directors shall not at anytime exceed one—third of the number of Directors who held office at the expiration of the last annual general meeting of the Corporation. (b) The Corporation shall have a lien on the shares registered in the name of a Shareholder or his legal representative For a debt of that Shareholder to the Corporation. (c) The holder of a fractional share of the Corporation shall be entitled to exercise any voting rights and to receive any dividend in respect of the fractional share. E Alberta Reservation Report Rapport pour réservation en Alberta PreTam Holdings Inc. 121718455 DlstlnctIveIDls\inc(lf: PreTam Page 1 oflde 7 2022-12-28 NAICS codes! codes SCIAN: 31-33 Alternate speIIingNarianle orlhographique: 12:50:44 COMPANY NAME / NOM DE LENTREPRISE JUR I NO. I DATE ICITY/\/ILLE I EP ITYPE ISTATUS/STATUT I ST/-\T.DATE/DATE STAT. BUS‘/ACT. PreTam Holdings Inc. AEI I 121718455 I2o22-12-2a I I I I Prop.TlNGLE I BLAKE PRESTON HUGHES HOLDINGS AB ITN/1380812 Iisse-as-02 I I ITradeName IActive I RICHARD D. PRESTON HOLDINGS LTD. CD I1520270 I 1983-06-23 IDOLLARD-DES-ORMEAUX I ICBCA IAc!ive I1983-U6-23 PRITAM INVESTMENT AND HOLDINGS nu. AB Izossseazo I19sa_o2-19 ICALGARY I IBus_Corp IActive I2017-05-24 Preston Holdings Ltd. AB I121s7ae72 I2o22-oa-23 I I I IProp.CORPCEN I PRESTON HOLDINGS urn AB Izooazsaea |19e2-11~2a I I IBus_Corp IArnlgmtd I19s4-0141 T.C. PRESTON HOLDINGS INC. AB I206790685 I1995-‘I2-20 I EDMONTON I IBus_Corp IStruck I2008-06-02 s. vussrou REAL ESTATE HOLDINGS mc. AB I2o9s1122s I2oo1-09-1o Isrouv PLAIN I IBu$_COrp IStruck I2ooe~oa-02 THE PRESTON WOODWORKING MACHINERY COMPANY, LIMITED AB I210053B15 I1955-10-16 I I IEP_Corp IStruck I196/I-08-15 MANUFACTURE be CHAUFFAGE & VENTILATION PRESTON mc. co I27212o1 I1ss1-05-31 ITORONTO I ICBCA IAm|gmIg I1995-05-31 PRETHANLTD. AB I201392s052 Izooa-04-10 ICALGARY I IEu5_Corp IDisso|ved I2u21-02-me mzssmm TRANSPORT |.-ro. AB Izowaeeze I2o1a-oa-20 Ienmomom I IBus_C0rp IDisso|ved I2014-05-20 PRESTON&C0 AEI ITN22569347 I2o2o-o4~15 I I ITradeName IAc(ive I PRETAX HEALTH AB ITN16249823 I2o11-oa-22 I I ITradeName IActive I PRESTON MARCUS AB ITN15301377 I201o-04-13 I I ITradeName IActive I PRESTONE CANADA AB ITN22704837 I2o2o-oe-2e I I ITradeName IActive I PRITAM CARRIERS AB ITN18109405 I2ul4-03-25 I I ITradeName IAclive I The use of this report is the sole responsibliiy oi the appiicani. I La responsabmté quani '21 l'usage du présenl rapport incombe entiéremenl au demandeur. Valid unlil I Valide jusqu'au: 2023-03-28 NUANSU is a pruduct of Innovation, Science and Economic Development Canada TINGLE 9390.001 NUANSW est un prodult d'lnnovallun, Sciences at Développemen! économique Canada Alberta Reservation Report Rapport pour réservation en Alberta PreTam Holdings Inc. 121778455 Dis!incllveIDlstincti(: PreTam Page 2 of/de 7 2022-12-28 NAICS codes! codes SCIAN: 31-33 Alternate spel|ingNarianta orthographlque: 12:50:44 COMPANY NAME I NOM DE LENTREPRISE JUR INO. IDATE ICITV/VILLE IEP ITYPE ISTATUS/STATUT ISTATDATE/DATE STAT, BUS./ACT. PRESTON AGENCIES AB ITN729B912 I1997-03-18 I I ITradeName IActive I cs. PRESTON s||>|m: AB Imvsvzaae Iwee-oa-25 I I ITradeName IAc(ive I PRESTON INTERIORS AB ITN13900931 Izooe-os-26 I I ITradeName IAc'(ive I Preston Myre Inc. co Issemee I2o15-07-0a IWinnipeg I ICBCA IActive I201s-07-os AUTOMATED PRESTAIN AB I CRY065570 I19B2-07-19 I I I TradeName I Active I AUTOMATED PRESTAIN AB Icavoszaoa I19a4-07-15 I I ITradeName IActive I PRESTON CLARKE co. AB Ieomoosees I19el-01-os I I IPtnrshp IActive I PRESTON co|\|su|_"r|ma AB Irmoevesss I2oua~o9-22 I I ITradeName IACIIVB I PRESTON CONSULTING AB ITN6665400 I19e5+a9-01 I I ITradeName IActive I RICK PRESTON |v|us|c AB ITN15702251 I2o1o-11-12 I I ITradeName IActIve I MW rnzsron SERVICES AB ITN6108955 |lee4-05-13 I I ITradeName IAcl|ve I PRESTON CONTRACTING AB ICRY127434 Iwae-10-14 I I ITradeName IActive I PRESTON CORPORATION AB I2o1sae2s11 I2o12-as-o1 Ienmomou I IBus_C0rp IActive I masron ENTERPRISES AB ITN8641B70 Izoou-01-2a I I ITradeName IActive I PRESTON PHIPPS INC. AB I2121999334 IZU19-06-17 IMONTREAL ICD IEP_Corp IAclive I PRESTON PHIPPS mc. cu I1145a4os I2o19-os-07 ISaInt—Laurent I ICBCA IAc(ive I2o1a-oa-01 BILODEAU AND rneswn AB ICRYO67275 I19s2-as-11 I I IPlnr$hp IActive I The use of this report is the sole responsiblity of the applicant. / La responsabilité quant é l'usage du présent rapport incombe entlérement au demandeur. Valid until/Validejusqu'au: 2023-03-28 NUANSO is a product of Innovation, Science and Economic Development Canada TINGLE 9390.001 NUANSW est un produit d'|nnova\ion, Sciences el Développement économique Canada Alberta Reservation Report Rapport pour réservation en Alberta PreTam Holdings Inc. 121775455 Dlsl|nctiveIDislincliI: PreTam Page 3 of/de 7 2022-12-28 NAICS codes! codes SCIAN: 31-33 Alternate spelling/Variants orthographique: 12 50 44 COMPANY NAME / NOI\/I DE UENTREPRISE JUR INO. IDATE ICITY/\/ILLE IEP ITYPE ISTATUS/STATUT ISTATDATE/DATEbTAT BUS./ACT. PRESTON CONSTRUCTION AB Imzssaeuss I20214le-07 I I ITradeName IAcﬂve I PRESTON r|.oc|< a. row AB ITN23221559 I2o21-02-04 I I ITradeName IAcIive I PAUL PRESTON TRUCKING AB ITN22B25723 I2u2o-oa-21 I I I TradeName IAclivs I Preston Chambers Inc. on Ie4sel41 I20os-12-01 IOTTAWA I I CBCA IAcIive I2005-12-07 PRESTON ENVIRONMENTAL AB Imevwooez I2oo2-01-24 I I I TradeName I Active I PRESTON ENVIRONMENTAL AB ITN1970/1030 I2ole-05-17 I I I TradeName I Active I PRESTON INSTALLATIO NS AB Imsvsseuv I 2000-04-12 I I ITradeName IAcIive I Pritam industies ltd. co I1241s2ss I2o2o-10-15 IWIndsor I I CBCA I Narne_Chg I2o22-oe-22 PRITAM LOGISTICS INC. AB I201ssss9so I2010»u9-15 IEDMONTON I I Bus_Corp I Active I 201404-2s PRITAM OIL & GAS LTD. AB Izosaazsve I2oo2-04-2s ICALGARY I I Bus_Corp IAcIive I 2022-05-28 PRITAM TRANSPORT LTD. AB I2012146516 I2006-01-06 I CALGARY I I Eus_Corp IAcIive I 2021 -oe-15 A1 PRITAM CARRIER INC. co I141951al I2o22~o1-10 ISASKATOON I I CBCA IActive I2o22-01-10 FERME TERRA PRETA INC. AB I2024E70784 I2022-10-21 I CALGARV I I Bus_Corp I Active I or PRESTON ENTERPRISES AB ICRY058169 I19al-11-2a I I ITradeName IAcIive I 1. wnesrom ENTERPRISES AB Icrwoszzos Ilea2-04-05 I I ITradeNarne IA¢n\/9 I JOHN PRESTON CARPENTRY AB ICRY050647 I1ss1-0340 I I ITradeName IActive I PRESTON MICRO SERVICES AB ITN634B171 I19a4-12-01 I I ITradeName IAcIive I The use 0| this report is the sole responsiblity oI the applicant. / La responsabflilé quanl é l'usage du présent rappori incombe emiéremem au demandeur. Valid until/Vaﬂde jusqu'au: 2023-03-28 NUANSE ls a product oflnnovation, Science and Economic Development Canada TINGLE 9390.001 NuANs'"‘ est un produit d'|nnovation, Sciences at Développement économique Canada Alberta Reservation Report Rapport pour réservation en Alberta PreTam Holdings Inc. 121778455 Distinctive/Distinct": PreTam Page A oi/de 7 2022-12~28 NAICS codes! codes SCIAN: 31-33 Alternate spe|lingNariante urthographlque: 12:50:44 COMPANY NAME / NOM DE L'ENTREPR|SE JUR INO. IDATE ICITY/\/ILLE IEP ITYPE ISTATUS/STATUT ISTATDATE/DATE STAT. BUS./ACT. PRESTON TILE AND STONE AB ITN12245213 I2006-O2-22 I I ITradeName IActive I set. PRESTON'S OUTPOST AB ITN13136B74 I20o7-04-10 I I ITradeName IActive I am PRESTON CONTRACTING AB ITN14883B96 I2009-09-02 I I ITradeName IAct|ve I JOHN PRESTON GROUP LTD. AB I2016924215 I2012-07~31 ICOCHRANE I IBus_Corp IActive I vnesmn AUTO LEASE |.-ru. AB I21201s17a4 Iz011-10-24 ILANGLEY Isc IEP__Corp IAotive I PRESTON uvssrocx mums AB Imzzsveese I2o20-10-21 I I ITradeName IActive I G a. |_ PRESTON emenmusss AB IPT15953441 I2011-0a-22 I I IPmrshp IActive I PRESTON DEVELOPMENTS INC, AB I2016515587 I2012-01-11 ICALGARY I IBus_Corp IActive I2015-03-04 PRITAM K ENTERPRISES |.1'|>. AB Izozzveosas I2o2o-os-05 ICALGARY I IBus_Corp IActive I PRESTON concur: SOLUTIONS AB ITN18007724 I2014-024:5 I I ITradeName IActive I Preston Design Centre Ltd. co I900o1s1 I2014-us-2s IOttawa I ICBCA IA|:tiva I2014-oa-20 PRESTON INSURANCE SERVICES AB Icnvusesss I1sa2-01-25 I I ITradeName IAc\ive I PRESTON PARALEGAL SERVICES AB ITN13436571 I2001‘0s-le I I ITradeName IAz:tive I Priston Entertainment Ltd. CD I2973B04 I1993-11-17 IMONTREAL I ICBCA IAotive I1993-11-17 |>nm\|v| mun mwsroar no. AB I2o2a2als7s I2021-0209 Ieomomon I IBLlS_COrp IA0tive |2o21-02-11 ROBERT PRESTON CONSTRUCTION AB Icrwoassev |1919-11-29 I I ITradeName IActive I PRESTON BUILDING MAINTENANCE AB IPT5B18984 Iwsa-10-12 I I IPtnrshp IAt:tive I The use of this report is the sole responsiblity oi the applicant. I La responsabikité quant€1l'usage du present rapport incombe entiérement au demandeur. Valid until/Valide jusqu'au: 2023»03-28 NUANSQ is a product of Innovation, Science and Economic Development Canada TINGLE 9390.001 NUANSM est un produll d‘lnnovation, Sciences et Développement économlque Canada Trademark Report Rapport des marques de commerce PreTam Holdings inc. 121715455 Dlstlnctlvelblstlnntiiz PreTam Page 5 of/de 7 2022-12-28 Nice ciasseslclassmcalion Nice: Alternate spe|lingNariante orthographique: ' This re urt does not constitute a Trademark reservation I Ce ra - ort ne constitue as de reservation de mar ue de commerce TRADEMARK I MARQUE DE COMMERCE AP. NO. / NO. AP. I REG. NO. I NO. ENR. I REG. DATE I DATE. ENR. GOODS/PRODUITS #PrétA 0926014 | |2ole_1o-le I STATUSI I Advertise STATUT I OWNER I PROPRIETAIRE I CLASSES I Carleton University I 1.2,3,4... 12:50:44 PRETAL 1257218 I TMA660669 I 2006-03-13 Produits de metal. nommément: tragpes d'acces. ...Fabrication d... I Registerd Ieeouve c at G use I 6.40 PRESTAN 1745238 ITMA95-1835 I 2016-11-09 Apparatus and instruments for education and training of emergency I... I Registerd I Prestan Products LLC I 9 PRESTON 1591149 I TMA859624 I 2013-09-09 Door hardware I Registerd | Les Distributions B.M.B I 6.20 PRESTON 0293960 |TMA147710 I 1965-10-28 Eguioment for therapeutic ryposes, namely, therapeutic heat and iig.., I Registerd I Performance Health Hold |9,1o,11,12... PRESTONE 0471609 I TMA282920 I 1983-09-02 Funnel for automotive use. I Registerd I PRESTONE PRODUCTS CORPO I 21 PRESTONE 1020535 I TMA554247 I 2001-11-21 Fuel injection cleaning chemical additives. I Registerd I PRESTONE PRODUCTS CORPO I 1 PRESTONE 1027003 I TMA546902 I 2001-06-20 Rechargeable portable battery chargers; portable batteries used to j... I Registerd I PRESTONE PRODUCTS CORPO I 9 PRESTONE 1295757 I TMA685468 I 2007-04-03 Brake fluids. I Registerd I PRESTONE PRODUCTS CORPO I 1 PRESTONE 0173735 I UCA10B53 I 1938-07-19 Testers for solutions of ethylene glycol anti-freeze and water. Hose... I Registerd I PRESTONE PRODUCTS CORPO |1,s.7,11... PRESTONE 0206805 I UCA36201 I 1950-04-04 Chemical compound for use in internal combustion engines as a Iubric.., I Reg isterd I PRESTONE PRODUCTS CORPO I 1 PRESTONE 0258742 ITMA123917 I 1961-10-13 Apparatus for the flushing and clearing of coding systems, such as c... I Registerd I PRESTONE PRODUCTS CORPO I 9 PRESTONE 0255279 ITMA120636 I 1960-12-30 Windshield de-icer. I Registerd I PRESTONE PRODUCTS CORPO I 1 PRESTONE 0381044 I TMA212167 I 1976-02-13 Starting ﬂuid spray for gasoline and diesel engines. I Regisierd I PRESTONE PRODUCTS CORPO I 1 PRESTONE 0992200 I NFLD2200 I 1936-12-24 LIQUID COMPOUNDS FOR THE PREVENTION OF FREEZING AND BOILING OF WATER... I Regisierd I PRESTONE PRODUCTS CORPO I 1 PRESTONE 1199358 I TMA735465 I 2009-03-02 Vehicle engine parts, namely, thermostats. Vehicle engine parts, riarn... I Regisierd I PRESTONE PRODUCTS CORPO | 9,11 PRESTONE 0137868 I TMDA43245 I 1928-01-23 Anti-freeze mixture. Cooling system cleaner, cooling system stop lea... I Regisierd | PRESTONE PRODUCTS CORPO | 1,2,s,4... The use oi this report is the sole responsiblity of the applicant. I La responsabiliié quant a l'usage du présent rapport inc Valid until/Vaiide jusqu'au: 2023-03-28 NUANSQ is a product of innovation, Science and Economic Development Canada ombe entiérement an demandeur. TINGLE 9390.001 NUANSW est un procluii d'Innovation, Sciences et Développement économique Canada Trademark Report Rapport des marques de commerce PreTam Holdings inc. 121778455 DlstinctiveID|stlnctif: Preiam Page 6 of/de 7 2022-12-28 Nice classeslclassification Nice: Alternate speliingNariante orthographique: 12 50 44 " This re ort does not constitute a Trademark reservation I Ce ra - urt no cnnstituc as do réservation de mar ue de commerce TRADEMARK / MARQUE DE COMMERCE AP, NO,/NO,AF’. I REG, NO. / NO. ENR. GOODS/PRODUITS PRESTONE 0238373 I TMA107927 Chemical composition for use in cleaning windshieldsi | REG. DATE I 1957-09-06 / DATE. ENR, I STATUS I I Registerd STATUT I OWNER / PROPRIETAIRE I CLASSES I PRESTONE PRODUCTS CORPO I 3 PRESTONE 0242325 ITMA112014 I 1958-10-31 Preparations for cleaning and polishing automobile bodies and other I Registerd I PRESTONE PRODUCTS CORPO I 3 PRESTONE 0242326 I TMA112015 I 1958-10-31 Detergent Eeparation for cleaning automobile bodies and metal, glas... I Registerd I PRESTONE PRODUCTS CORPO I 3 TERRA PRETA 1282380 ITMA1104170 I2021-08-06 Baked beans, blanched nuts; blended oil forfood; candied nuts; cann“. I Registerd I Terra Preta, LLC |2e,a0.a2 PPRETEAM.COM 2211904 I I Providing real estate listings and real estate information via the ‘~04 I Formaiizd I Peter Papousek Personal I 36 HERON PRESTON 1847039 I TMA1 104679 I 2021-10-21 Eau de Cologne; toilet water; aromatics for fragrances; aromatics fo... I Registerd I Heron Preston Trademark I 3 HERON PRESTON 1826258 |TMA11044B6 I2021-10-21 Clip-on sunglasses; chains for sunglasses; cord...Business advi,.. I Registerd I Heron Preston Trademark I 9.18.2535 HERON PRESTON 1882158 |TMA1132591 I 2022-05-25 Clocks; cases for watches and clocks; sports watches; automatic watc.., I Registerd I Heron Preston Trademark I 14 PRESTAN TAKE2 1969755 | | Apparatus and instruments for education and training of emergency ii.., I Formaiizd I Prestan Products LLC I 9 PRESTONE ZONE 0824493 I TMA542723 I 2001-03-20 Preparations, namely, antifreeze; cooiants for vehicle engines; auto... I Registerd I PRESTONE PRODUCTS CORPO | 1.3.4.5..‘ HARPER PRESTON 1B69907 I ITMA1075363 I 2020-03-18 Optical apparatus and instruments, namely_g_ptic...Retail, whole». I Registerd I Churchiands Optical Pty I 9.25.35 PRESTON AVENUE 1581540 ITMA975431 [2017-07-11 Pants, long-sleeved and short sleeved shirts, Online sale I Registerd | PRESTON AVENUE INC. |2s,s5 PRESTON MARTIN 1457437 I TMA79B417 I 2011-05-25 Skin, body, face and cosmetic Eparations, nam...Business cons... I Registerd I Azzuro Holdings Ltd. I a.a5 PRESTON St Design 1367951 ITMA743012 I 2009-07-07 Building materials, namely, metal loading_piatf...Rental of bui... I Registerd I Mevon Pty Limited l6.le.al PRESTONE COMMAND 1710378 I TMA970760 I 2017-05-12 Antifreeze; brake fluid; coolants for vehicle engines; power steerin... I Ragisterd I PRESTONE PRODUCTS CORPO I 1 F PRESTON RENTALS 1974067 ITMA11111B3 I 2021-10-13 Metal materials for building and construction, ...E|.iilding main,.. I Ragisterd I Mevon Pty Limited I 6137.39 PRESTON MYRE INC. 1761309 ITMA971758 I2017-05-25 insurance agencies; insurance brokerage; mortgage brokerage; mortga... I Registerd I PRESTON MYRE INC. I 36 The use oi this report is the sole responsiblity of the applicant, I La responsabmté quant a i‘usage du présent rapport inc Valid until I Vaiide jusqu'au: 2023-03-25 NUANSQ is a product oi innovation, Science and Economic Development Canada ombe entiérement au demandeur. TINGLE 9390.001 NUANSW est un prodult d'innovation, Sciences et Développement éccnomique Canada PreTam Holdings Inc. 121773455 Distinctivalbistinclif:PreTam Alternate snellinaNarian\e onhoqglkuei Page 7 oflde 7 2022-12-28 12:50:44 D318 ruvidnr lnformaﬁlon I Information concemanl les ioumlsseurs lies données Albsvla /Aiberia (AB) Daia provider I FDUIﬂ\S§éU! des dnnnées Daia Avaiiabie I D0nné9S drsponibies Update iniervais I lnlervalia GB Trade names/Noms commarciaux Weszkiyliiebiiomadaire miss a jour Lalesi upuuie Reference I Rélérence d.1l€5/ Derniéie miﬁe (=1 jour YYYY/MMIDD 2022-12-25 hligzllm/ww.servinea|beria.ca Nberla /Aiberia (AB) I Corporate namssIDér\ominalinns de sociéié I Weekiy!Heb\1nmadaire I 2022-12-2s |hliE:IN\Mw.ser\1ioeaIbsrla.ca Federal I Fédérai (co) Corporaie namsslDénominaiions de société Dai|yIQuoiidisn 2022-12-27 7|lip:Ilwww.curpomlionscansda.ic.gc.ca Ofﬁca ufihs Suparlniandenl of Financial lnsllluliuns I EUVBBU du Smlﬂlﬂﬂdanl ties Corporais nameslDéncminaiinns de société Mcn\n|yIMer\sueI 2022-12-01 niip:/Iwv4w.osIi-bslﬁgcuczl insliluiions ﬁnanciéres (F1) Tvadamaiks / Marques de commerce (TM) All reglsllalions and applications, seeds. WeekIyIHe sncliuns 95/ Teui les enregisiremenis el demandes. samences et section 9 bdurnadairs Z022-12-19 VlliE1IIWwW.ciE0.ic.§c.ca Abhrevlallon terminology and description! Description el lermlnnlugle des abrévlatlons Abblﬁllﬂlion/Ablévlalirm English Term Names I Déru:-mlnaiiuns JUR. Jurisdicllun Coda Tevme hangais Code d'au|0rIlé |égIsIalIva D5$CVl[J||llTl Place where company or trade name is lncarporaiad or registered 1 Lieu uu Fsniveprise nu la dénominalion mmmerclals asl consliiuée eu enragiskréa I ND. Company Number I Numéro de Fenlrepnse Ii.D. number attributed by [he auihoriiy I Numém d'idsnkiIiutliinV\ assigné DB! Vauloriié IDATE Creation Date I Dale de créaiion IC!eaiiDn date KJHTIE zx1mDanyIDaie d5 Eréaliun da Panlraprlsa CITY/VILLE cnv EP I Exlra~PmvinciaI Code I vme I Code extra-provincial IPia|:a wheva reglslared niﬁce ls situated 1 Lieu uu |e siége social est enue I Place where the company originates Irom 1 Lieu d'urigins ds Vanlreprlsa TYPE I Company we I Business skuctuva 01 me companyl Slrucluva ds Penlraprise STATUSISTATUT I Legal Slalus Fzpe denlreprise Smut Légal I Current stale of me company 1 Eta! aciuei de vemrepnee smr. DATE/DATE STAT. I Slalus Dale EUSJACT. Business aclivii Trademark 1 Marque Ge commerce AP,N0u/N0./KP. ‘nlicalion Number I Dale du siaiui Secteur d'ac\ivi\é de Venlrerisa Numéro d'agp|ica|ion I Dale when slaius took BIIBEII D816 d‘an|rée an vigueur du slalul EusInass aclivii 01 the comany ISecleur d'aciiviié de Pentrerise |.D. number allribulad by the aulhnriiy I Numéro d'ir19niiﬁca(i0n aisigné par Faulorllé I REG.NO.INO. ENR. Regislralion Number I Numéru d'anregislramenl I |.o. number allribuled by me eumemy / Numéro d'iden\iﬁcalIon assigné par Fsulorilé I STATUSISTATUT I Status Iowmea I PROPRIGTAIRE I Owner nama I Siaiui I Prvpriélaire ICurren| stale ollhe trademark! Elal aclusl de la rnaiqua da commerce I Name oi lradamaik owner/ Nam du mp.-iexeire ue la marque de commerce GOODSIPRODUITS I Goods and Services |Pmduils ei services |G0m1s and services associated wiih a trademark I Pmduils 6! services assuciée é une mavqua dB commerce ICLASSES I Nice Class Codes I Codes des classes Nlca IC|assiﬂcaiion codes I Codes de classiﬁcation I REGDATEIDATEENR I Regisilaliun Date I Uaie dsnrsgislrsmenl I ueie on which 2! lrademavk |§ registered 1 Dale a laquelle la marque da commerce es! enregislrée Ralercnvu I Rélérencu Reierente / Réierence Nuans huma page 1 Page d‘accue|i de Nuans : h|iE:I/wwwunuanscom Nuans rapuri codes I codes das rapfmrls Nuans 1 EDS!IIwww.icugcucaIaicls|leI075.nsI engI00015.h(mi I NAICS codes / codes scum = n(lE:IIwww.nair:s.com/saarchl Im English only/en angisis saulemenl) Ofﬁce uﬂna Superintendent oi Financial Institutions I Bureau du SUl1ﬂ|6|’ldB|'\idBSI|'lSlil\.|!iO|1S ﬁnanciéres I Vlllpi/lwww.O$TI-bsi1.gC,0a NIGS class nudes Icudes classiﬁcaiiun Nice I Eﬂgiishi h"EIIIwWwuwiEU.inl/CIassiﬂcali0nSInIceIenIindex)llmI FVBHGH: Y\\lEIIIWww.wiE0.inI/OlaSsiﬁCa\Z0nSIni09I1rIiV\dSX.h\m| Regislraire des enlrsprisas du Quépac: English: VINE://\NWwuregiSiraen|feEriSB5ugau\/.gc.caIsn FIBVIEPII VIIKE:IIwww.regisiresnlragrisss.gouv.gc.cs/ The use cfthis report Is the sole responsiblity oi the applicant. I La responsa Valid until/Validejusqu'au: 2023-03-28 NUANSD ls a product oi Innovation, Sclen bililé quani e |'usage du présen! rappon incombe entiérement an demandeur. ce and Economic Development Canada TINGLE 9390.001 NUANSMD est un produil d'lnnovation, Sciences at Développement économiqua Canada Corporate Registry S ' Alb rt en/ice e a Box 1007 Stn Main Edmonton, Alberta T5J 4W6 Canada Telephone. 780 427-7013 mm/_A_b_eaa_.aa December 29, 2022 To Whom It May Concern: Subject: Business Number Issued Thank you for completing your business/organization registration with the Alberta Corporate Registry. All newly registered Alberta business/organizations are automatically issued a Business Number (BN) by the Canada Revenue Agency (CRA). Legal Name: PRETAM HOLDINGS INC. Alberta Corporate Access Number: 2024817641 Business Number: 744232943 If your business/organization is a corporation a CRA corporation income tax program account has also been created. The corporate income tax program account number is your BN with the sufﬁx RCOOOI. For example: 123456789 RC000l. For more information about Corporation Income Tax and other CRA federal program accounts (for example, GST/HST, payroll deductions, and import/export) please visit the following CRA website (https://www.canada.ca/en/revenue-agency.html). The BN will simplify interactions with government, providing one easy method of identiﬁcation. Federal and Provincial government programs may ask for your BN as part of service delivery. Using this common business identiﬁer can save you time resolving identity issues and help you receive faster service. It can also minimize occurrences of mistaken identity. You may use either the Corporate Access Number, Registration Number, or BN when submitting updates to the Alberta Corporate Registry. Alberta Corporate Registry Government of Alberta